Exhibit 99 1 Richard M. Heimann (063607) rheimann@lchb.com 2 Katherine C. Lubin (259826) kbenson@lchb.com 3 Michael K. Sheen (288284) msheen@lchb.com 4 LIEFF CABRASER HEIMANN & BERNSTEIN, LLP 275 Battery Street, 29th Floor 5 San Francisco, CA 94111-3339 Telephone: (415) 956-1000 6 Facsimile: (415) 956-1008 Attorneys for Co-Lead Plaintiff Fire & Police Pension 7 Association of Colorado and Co-Lead Counsel 8 Maya Saxena (Pro hac vice) msaxena@saxenawhite.com 9 Joseph E. White, III (Pro hac vice) jwhite@saxenawhite.com 10 Lester R. Hooker (241590) lhooker@saxenawhite.com 11 SAXENA WHITE P.A. 150 East Palmetto Park Road, Suite 600 12 Boca Raton, FL 33432 Telephone: (561) 394-3399 13 Facsimile: (561) 394-3382 14 Attorneys for Co-Lead Plaintiff The City of Birmingham Retirement and Relief System and Co-Lead Counsel 15 16 UNITED STATES DISTRICT COURT 17 NORTHERN DISTRICT OF CALIFORNIA 18 19 IN RE WELLS FARGO & COMPANY Lead Case No. 3:16-cv-05541-JST SHAREHOLDER DERIVATIVE 20 LITIGATION NOTICE OF SETTLEMENT OF 21 This Document Relates to: SHAREHOLDER DERIVATIVE ALL ACTIONS. LITIGATION AND HEARING 22 23 The Honorable Jon S. Tigar 24 25 26 27 28 - 1 - LEAD CASE NO: 3:16-CV-05541-JST

1 TO: ALL RECORD AND BENEFICIAL OWNERS OF WELLS FARGO & COMPANY COMMON STOCK AS OF FEBRUARY 26, 2019 (THE “RECORD DATE”), WHO 2 CONTINUE TO OWN SUCH SHARES (“WELLS FARGO SHAREHOLDERS”). 3 PLEASE READ THIS NOTICE CAREFULLY. 4 THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE LITIGATION AND 5 CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS CONCERNING THE LAWSUIT. THIS NOTICE IS NOT AN EXPRESSION OF 6 ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE LAWSUIT. THE STATEMENTS IN THIS NOTICE ARE 7 NOT FINDINGS OF THE COURT. 8 YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and 9 an Order of the United States District Court for the Northern District of California (the “Court”), 10 that a proposed settlement (the “Settlement” or the “Stipulation”) has been reached among (i) Co- 11 Lead Plaintiffs Fire & Police Pension Association of Colorado and The City of Birmingham 12 Retirement and Relief System (“Co-Lead Plaintiffs”) (on behalf of themselves and derivatively 13 on behalf of Wells Fargo & Company) (“Wells Fargo” or “the Company” or the “Bank”); (ii) 14 John G. Stumpf, Timothy J. Sloan, Carrie L. Tolstedt, John R. Shrewsberry, and Michael J. 15 Loughlin (the “Officer Defendants”); (iii) John D. Baker II, Elaine L. Chao, John S. Chen, Lloyd 16 H. Dean, Elizabeth A. Duke, Susan E. Engel, Enrique Hernandez, Jr., Donald M. James, Cynthia 17 H. Milligan, Federico F. Peña, James H. Quigley, Judith M. Runstad, Stephen W. Sanger, Susan 18 G. Swenson, and Suzanne M. Vautrinot (the “Director Defendants”); and (iv) Nominal Defendant 19 Wells Fargo (together, with the Individual Defendants (defined below), the “Defendants” and 20 together with Co-Lead Plaintiffs, the “Parties”) in the above-captioned derivative litigation (the 21 “Derivative Action”). The Derivative Action has been brought derivatively on behalf of Wells 22 Fargo to remedy the harm allegedly caused to the Company by the Officer and Director 23 Defendants’ alleged violations of federal law and breaches of fiduciary duties. 24 This Notice also informs you of the Court’s preliminary approval of the Settlement and of 25 your right to participate in a hearing that will be held on August 1, 2019, at 2:00 p.m., before the 26 Honorable Jon S. Tigar at the United States District Court for the Northern District of California, 27 450 Golden Gate Avenue, San Francisco, California 94102 (the “Settlement Hearing”), to 28 determine whether (i) the Settlement of the Derivative Action on the terms and conditions - 2 - LEAD CASE NO: 3:16-CV-05541-JST

1 provided for in the Stipulation is fair, reasonable and adequate to Wells Fargo shareholders and to 2 Wells Fargo and should be approved by the Court; (ii) Co-Lead Counsel’s Fee Application and 3 Co-Lead Plaintiffs’ Reimbursement Awards should be granted; and (iii) a Final Judgment and 4 Order of Dismissal should be entered herein. Because this is a shareholder derivative action 5 brought for the benefit of Wells Fargo, no individual Wells Fargo shareholder has the right to 6 receive any individual compensation as a result of the settlement of this action. 7 The Defendants have denied and continue to deny each and every one of the claims and 8 contentions alleged by the Co-Lead Plaintiffs in the Derivative Action and in all of the actions 9 referenced in Section II.C of the Stipulation. The Defendants expressly have denied and continue 10 to deny all allegations of wrongdoing or liability against them or any of them arising out of, based 11 upon or related to any of the conduct, statements, acts or omissions alleged, or that could have 12 been alleged, in the Derivative Action, and contend that many of the factual allegations in the 13 Derivative Action are untrue and materially inaccurate. The Defendants have further asserted and 14 continue to assert that, at all relevant times, they acted in good faith and in a manner they 15 reasonably believed to be in the best interests of Wells Fargo and its shareholders. 16 Nonetheless, the Defendants also have taken into account the expense, uncertainty and 17 risks inherent in any litigation, especially in complex cases like the Derivative Action. Therefore, 18 the Defendants have determined that it is desirable and beneficial that the Derivative Action, and 19 all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the 20 terms and conditions set forth in the Stipulation. 21 THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT. IT IS BASED ON THE STATEMENTS OF THE PARTIES AND 22 SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES 23 RAISED BY ANY OF THE PARTIES OR THE FAIRNESS OR ADEQUACY OF THE PROPOSED SETTLEMENT. 24 I. THE DERIVATIVE ACTION 25 Beginning on September 29, 2016, separate Wells Fargo shareholders filed a series of 26 putative shareholder derivative lawsuits in the United States District Court for the Northern 27 District of California alleging, among other things, that employees in the Company’s Community 28 - 3 - LEAD CASE NO: 3:16-CV-05541-JST

1 Bank opened accounts without customer knowledge or authorization, and that the Officer and 2 Director Defendants breached their fiduciary duties to Wells Fargo in connection with these and 3 other alleged improprieties (as further defined in the Stipulation, the “Improper Sales Practices”). 4 On January 12, 2017, following a hearing on the appointment of co-lead plaintiffs and co- 5 lead counsel, the Court issued an Order: (a) consolidating Public School Teachers’ Pension and 6 Ret. Fund of Chicago v. Stumpf, Case No. 16-cv-7089-JST, into the Derivative Action; 7 (b) appointing the Fire & Police Pension Association of Colorado and the City of Birmingham 8 Retirement and Relief System as Co-Lead Plaintiffs; and (c) appointing Lieff Cabraser Heimann 9 & Bernstein, LLP and Saxena White P.A. as Co-Lead Counsel. 10 On February 24, 2017, Co-Lead Plaintiffs filed a consolidated amended verified 11 shareholder derivative complaint (the “Complaint”) in the Derivative Action alleging generally, 12 on behalf of Wells Fargo, claims for breaches of fiduciary duty, unjust enrichment, breach of 13 fiduciary duty for insider selling and misappropriation of information, violations of Section 14(a) 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC Rule 14a-9, Section 10(b) 15 of the Exchange Act and SEC Rule 10b-5 (the “Section 10(b) Claim”), Section 20A of the 16 Exchange Act, Section 29(b) of the Exchange Act, Section 25402 of the California Corporations 17 Code, Section 25403 of the California Corporations Code, corporate waste, and contribution and 18 indemnification. As specified in the Complaint, some claims were asserted against all the Officer 19 and Director Defendants and some were asserted against a subset. 20 On March 17, 2017, Wells Fargo moved to dismiss the Complaint for failure to plead 21 demand futility pursuant to Rules 12(b)(6) and 23.1 of the Federal Rules of Civil Procedure. On 22 May 4, 2017, following a hearing on Wells Fargo’s motion to dismiss, the Court granted in part 23 and denied in part Wells Fargo’s motion, holding that pre-litigation demand on the Wells Fargo 24 Board of Directors was excused and permitting Co-Lead Plaintiffs to pursue the surviving claims 25 asserted in the Derivative Action on the Bank’s behalf. 26 On June 5, 2017, the Officer and Director Defendants filed a number of motions to 27 dismiss the Complaint for failure to state a claim. On July 5, 2017, Co-Lead Plaintiffs filed an 28 omnibus opposition to the motions to dismiss. On October 4, 2017, the Court denied in large part - 4 - LEAD CASE NO: 3:16-CV-05541-JST

1 the Officer and Director Defendants’ motions to dismiss. The Court dismissed, without 2 prejudice, the Section 10(b) Claim against Defendant Loughlin and the claims against Defendants 3 Sloan, Tolstedt, and Shrewsberry for indemnification and contribution. The Court dismissed, 4 with prejudice, Co-Lead Plaintiffs’ Section 25402 California Corporations Code claim against 5 Sloan, Tolstedt, Loughlin, and Stumpf. The Court sustained all other claims. 6 In addition to the Derivative Action, additional putative shareholder derivative litigations 7 purportedly on behalf of Wells Fargo and against some or all of the Individual Defendants,1 8 alleging the same or a similar course of conduct related to Improper Sales Practices, were filed. 9 These cases have been consolidated into the Derivative Action, have been stayed pending 10 resolution of the Derivative Action, or were voluntarily dismissed. 11 In the Derivative Action, Co-Lead Plaintiffs have sought and obtained extensive 12 document discovery from the Officer and Director Defendants, Wells Fargo and third parties. As 13 of December 12, 2018, Co-Lead Counsel reviewed over 1.1 million pages of documents produced 14 in the Derivative Action, as well as tens of thousands of pages of documents from other civil and 15 regulatory proceedings, public reports, press coverage, and Congressional testimony related to 16 Improper Sales Practices. 17 In a total of seven in-person mediation sessions that commenced in August 2017 and took 18 place in San Francisco and New York City, the Parties and the Insurers (defined below) engaged 19 in arm’s-length discussions and negotiations regarding a potential resolution of the Derivative 20 Action. At the end of the last full-day mediation session on December 4, 2018, these mediation 21 efforts culminated in a Mediators’ proposal from Judge Daniel Weinstein (Ret.) and Mr. Jed 22 Melnick, Esq. (collectively, “the Mediators”) which the Parties and the Insurers accepted, that 23 would resolve the Derivative Action, each of the actions referenced in Section II.C of the 24 Stipulation, and the CPI Derivative Actions.2 25 1 “Individual Defendants” means, collectively, the Officer Defendants, the Director Defendants, 26 and Richard D. McCormick, Mackey J. McDonald, Nicholas G. Moore, Philip J. Quigley and Howard V. Richardson. 27 2 “CPI Derivative Actions” means In re Wells Fargo & Co Auto Ins. Derivative Litig., No. CGC 17-561118 (S.F. Super.), Feuer v. Baker, No. 3:18-cv-02866-JST (N.D. Cal.), Himstreet v. Sloan, 28 No. 3:18-cv-02922-JST (N.D. Cal.), and the CPI Allegations in the Connecticut Laborers Action. Footnote continued on next page - 5 - LEAD CASE NO: 3:16-CV-05541-JST

1 On December 12, 2018, the Parties accepted the Mediators’ proposal consisting of (i) a 2 monetary payment of $240 million to be paid by the Insurers to Wells Fargo; 3 (ii) acknowledgement from Wells Fargo that facts alleged in the Derivative Action were a 4 significant factor in causing certain corporate governance changes undertaken by Wells Fargo 5 during the pendency of the Derivative Action (the “Corporate Governance Reforms”) (see 6 Stipulation Ex. A), which include improvement to Wells Fargo’s internal controls, internal 7 reporting, and expanded and enhanced oversight of risk management by the Board of Directors; 8 and (iii) acknowledgement from Wells Fargo that facts alleged in the Derivative Action were a 9 significant factor in causing certain remedial steps with respect to compensation reductions and 10 forfeitures undertaken by Wells Fargo during the pendency of the Derivative Action (the 11 “Clawbacks”) (see Stipulation Ex. B). The Parties agreed as part of the Mediators’ proposal that 12 the Corporate Governance Reforms and the Clawbacks have a combined value to Wells Fargo of 13 $80 million, for a total settlement value to Wells Fargo of $320 million, not including the Co- 14 Lead Plaintiffs’ counsel’s fee award. 15 On February 26, 2019, the Parties executed the Stipulation which sets forth the complete 16 terms of the Settlement. On February 28, 2019, Co-Lead Plaintiffs moved for preliminary 17 approval of the Settlement. On April 2, 2019, following a request from the Court, Co-Lead 18 Plaintiffs submitted a supplemental brief in support of preliminary approval of the Settlement. 19 On May 14, 2019, the Court entered an order (the “Preliminary Approval Order”) 20 preliminarily approving the Settlement, setting a schedule for the Court’s final review of the 21 Settlement, and establishing customary notice and objection procedures for Wells Fargo 22 shareholders. 23 II. BENEFITS TO WELLS FARGO FROM THE SETTLEMENT 24 Co-Lead Counsel engaged in arm’s-length negotiations with counsel for Wells Fargo and 25 Footnote continued from previous page CPI Allegations means the allegations that certain Individual Defendants violated their duties to 26 the Company concerning the provision of collateral protection insurance, overcharging auto loan customers for Guaranteed Asset Protection insurance, charging customers related to mortgage 27 interest rates and so-called “rate-locks,” violations of the Servicemembers Civil Relief Act, 50 U.S.C. App. § 3901 et seq., and the fees charged to customers by the Company’s foreign 28 exchange unit. - 6 - LEAD CASE NO: 3:16-CV-05541-JST

1 the Defendants with a view to achieving the benefits of this Settlement. Co-Lead Counsel 2 believes that the Settlement provides an excellent outcome for Wells Fargo based upon the claims 3 asserted against the Defendants, the evidence developed, and the recoverable damages that might 4 be proven at trial. Co-Lead Counsel have concluded that the terms and conditions of the 5 Settlement are fair, reasonable and adequate to the Company and its shareholders, and in their 6 best interests, and have agreed to settle the claims asserted in the Derivative Action pursuant to 7 the terms and provisions of the Stipulation, after considering: (i) the substantial benefits that the 8 Company and its shareholders will receive from the settlement of the Derivative Action; (ii) the 9 attendant risks of continued litigation against the Defendants, especially in complex actions such 10 as this Derivative Action, as well as the difficulties and delays inherent in such litigation; and (iii) 11 the desirability of permitting the Settlement to be consummated, as provided by the terms of the 12 Stipulation. Wells Fargo has acknowledged the substantial benefits conferred on it by the 13 Settlement. 14 III. DEFENDANTS’ DENIALS OF WRONGDOING 15 The Defendants have denied and continue to deny each and every one of the claims and 16 contentions alleged by the Co-Lead Plaintiffs in the Derivative Action and in all of the actions 17 referenced in Section II.C of the Stipulation. 18 The Defendants expressly have denied and continue to deny all allegations of wrongdoing 19 or liability against them or any of them arising out of, based upon or related to any of the conduct, 20 statements, acts or omissions alleged, or that could have been alleged, in the Derivative Action or 21 in any of the actions referenced in Section II.C of the Stipulation, and contend that many of the 22 factual allegations in the Derivative Action and the actions referenced in Section II.C of the 23 Stipulation are untrue and materially inaccurate. The Defendants have further asserted and 24 continue to assert that, at all relevant times, they acted in good faith and in a manner they 25 reasonably believed to be in the best interests of Wells Fargo and its shareholders. 26 Nonetheless, the Defendants also have taken into account the expense, uncertainty and 27 risks inherent in any litigation, especially in complex cases like the Derivative Action. Therefore, 28 the Defendants have determined that it is desirable and beneficial that the Derivative Action, and - 7 - LEAD CASE NO: 3:16-CV-05541-JST

1 all of the Parties’ disputes related thereto, be fully and finally settled in the manner and upon the 2 terms and conditions set forth in the Stipulation. Pursuant to the terms set forth below, the 3 Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be 4 evidence of an admission or concession by the Defendants with respect to any claim of fault, 5 liability, wrongdoing, or damage whatsoever. 6 IV. TERMS OF THE PROPOSED SETTLEMENT 7 The full terms and conditions of the Settlement are embodied in the Stipulation and 8 Agreement of Settlement, which is on file with the Court and available at 9 http://www.wellsfargoderivativesettlement.com/. The following is only a summary of the 10 Stipulation. 11 In consideration of the full settlement, satisfaction, compromise and release of the 12 Released Claims, the Monetary Consideration of $240 million shall be paid by the Insurers on 13 behalf of the Individual Defendants to Wells Fargo. The Insurers shall cause the Monetary 14 Consideration to be paid to Wells Fargo within thirty (30) calendar days of the Effective Date. 15 Wells Fargo agrees and acknowledges that facts alleged in the Derivative Action were a 16 significant factor in Wells Fargo’s decision to adopt and implement the Corporate Governance 17 Reforms (see Stipulation Ex. A) and the Clawbacks (see Stipulation Ex. B) during the pendency 18 of the Derivative Action. The Parties agreed as part of the Mediator’s proposal that the Corporate 19 Governance Reforms and the Clawbacks set forth in Exhibits A and B to the Stipulation have a 20 value to Wells Fargo of $80 million, for a total Settlement value to Wells Fargo of $320 million, 21 not including Co-Lead Plaintiffs’ counsel’s fee award. 22 V. DISMISSALS AND RELEASES 23 The Stipulation provides that, subject to approval by the Court pursuant to Federal Rule of 24 Civil Procedure 23.1, for good and valuable consideration, the Derivative Action shall be 25 dismissed on the merits with prejudice as to all Defendants and against Co-Lead Plaintiffs and all 26 Wells Fargo shareholders, and all Released Claims (defined below) shall be completely, fully, 27 finally and forever released, relinquished, settled, discharged and dismissed with prejudice and 28 - 8 - LEAD CASE NO: 3:16-CV-05541-JST

1 without costs, as to all Released Parties.3 2 “Released Claims” means any and all manner of claims, demands, rights, liabilities, 3 losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, 4 attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, 5 matters, issues and controversies of any kind, nature or description whatsoever, whether known or 6 unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or 7 unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed 8 or contingent, including Unknown Claims, whether based on state, local, foreign, federal, 9 statutory, regulatory, common or other law or rule, brought or that could be brought derivatively 10 or otherwise by or on behalf of Wells Fargo against any of the Released Parties, which now or 11 hereafter are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any 12 of the actions, transactions, occurrences, statements, representations, misrepresentations, 13 omissions, allegations, facts, practices, events, claims or any other matters, things or causes 14 whatsoever, or any series thereof, that are, were, could have been, or in the future can or might be 15 alleged, asserted, set forth, claimed, embraced, involved or referred to in the Derivative Action 16 and relate to, directly or indirectly, the subject matter of the Derivative Action in any court, 17 3 “Released Parties” means (i) the Individual Defendants; (ii) Wells Fargo, as the Nominal Defendant; (iii) American Express; and (iv) the Related Parties. “Related Parties” means (i) as to 18 Wells Fargo, Wells Fargo’s past or present directors and officers, employees, agents, attorneys, personal or legal representatives, consultants, experts, predecessors, successors, parents, 19 subsidiaries, affiliates, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability companies, any entity in which Wells Fargo has a controlling 20 interest, and all past or present officers, directors and employees of Wells Fargo’s current and former subsidiaries and affiliates, the foregoing to include any person insured under the D&O 21 Policies, and (ii) as to the Individual Defendants (1) each spouse, immediate family member, heir, executor, estate, administrator, agent, attorney, accountant, auditor, bank, insurer (including the Insurers), co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any 22 trust in respect of which any Individual Defendant, or any spouse or family member thereof serves as a settlor, beneficiary or trustee, and (3) any entity in which an Individual Defendant, or 23 any spouse or immediate family member thereof, holds a controlling interest or for which an Individual Defendant has served as an employee, director, officer, managing director, advisor, 24 general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them; provided, however, that the releases shall in no event release 25 any claims in connection with certain directors and officers liability insurance policies (the “D&O Policies”) or reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may 26 have against any of the insurance companies who issued the D&O Policies (the “Insurers”), except as set forth in the agreement by and among Wells Fargo, certain current and former 27 officers and directors of Wells Fargo, and the Insurers, confirming the Insurers’ agreement to pay the Monetary Consideration and those officers’ and directors’ releases of certain insurance claims 28 (the “Insurance Agreement”). - 9 - LEAD CASE NO: 3:16-CV-05541-JST

1 tribunal, forum or proceeding, including, without limitation, any and all claims by or on behalf of 2 Wells Fargo which are based upon, arise out of, relate in any way to, or involve, directly or 3 indirectly: (i) Improper Sales Practices; or (ii) any of the allegations in any complaint or 4 amendment(s) thereto filed in (x) the Derivative Action or (y) any action described in Section II.C 5 of the Stipulation, with the exception, as described therein, of the CPI Allegations in the 6 Connecticut Laborers Action. “Released Claims” does not include (1) claims to enforce the 7 Settlement; (2) any direct claims on behalf of present or former Wells Fargo shareholders (i.e., 8 not derivative claims) that are or were being prosecuted in Hefler v. Wells Fargo & Co., No. 3:16- 9 cv-05479-JST (N.D. Cal.); and (3) any claims in connection with the D&O Policies or 10 reinsurance of D&O coverage that the Individual Defendants or Wells Fargo may have against 11 any of the Insurers, except as set forth in the Insurance Agreement. 12 “Unknown Claims” means any Released Claims which Co-Lead Plaintiffs, Wells Fargo, 13 or any of the current Wells Fargo shareholders do not know or suspect exist in his, her or its favor 14 at the time of the release of the Released Claims as against the Released Parties, including 15 without limitation those which, if known, might have affected the decision to enter into or object 16 to the Settlement. With respect to any and all Released Claims, and although the Settlement 17 provides for a specific release of the Released Parties, the Parties stipulate and agree that, upon 18 the Effective Date, Co-Lead Plaintiffs, Wells Fargo, and each of the current Wells Fargo 19 shareholders shall be deemed to have, and by operation of the Final Judgment and Order of 20 Dismissal shall have, waived the provisions, rights and benefits of California Civil Code § 1542, 21 which provides: 22 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES 23 NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE 24 AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT 25 WITH THE DEBTOR OR RELEASED PARTY. 26 Co-Lead Plaintiffs, Wells Fargo, and each of the current Wells Fargo shareholders shall be 27 deemed to have, and by operation of the Final Judgment and Order of Dismissal shall have, 28 waived any and all provisions, rights and benefits conferred by any law of any jurisdiction, state - 10 - LEAD CASE NO: 3:16-CV-05541-JST

1 or territory of the United States, or principle of common law, which is similar, comparable or 2 equivalent to California Civil Code § 1542. Any of Co-Lead Plaintiffs, Wells Fargo, or the 3 current Wells Fargo shareholders may hereafter discover facts in addition to or different from 4 those which he, she or it now knows or believes to be true with respect to the Released Claims 5 but, upon the Court’s entry of the Final Judgment and Order of Dismissal, Co-Lead Plaintiffs, 6 Wells Fargo, and each of the current Wells Fargo shareholders shall be deemed to have, and by 7 operation of the Final Judgment and Order of Dismissal shall have, fully, finally, and forever 8 settled and released any and all Released Claims known or unknown, suspected or unsuspected, 9 contingent or non-contingent, accrued or unaccrued, whether or not concealed or hidden, which 10 now exist, or heretofore have existed upon any theory of law or equity now existing or coming 11 into existence in the future, including, but not limited to, conduct which is negligent, intentional, 12 with or without malice, or a breach of any duty, law or rule, without regard to the subsequent 13 discovery or existence of such different or additional facts. The Parties shall be deemed by 14 operation of the Final Judgment and Order of Dismissal to have acknowledged that the foregoing 15 waivers were separately bargained for and are key elements of the Settlement of which this 16 release is a part. 17 Following the Court’s entry of a Final Judgment and Order of Dismissal, the Parties will 18 jointly request that the Delaware Chancery Court dismiss, with prejudice, the Connecticut 19 Laborers Action to the extent it alleges claims relating to Improper Sales Practices. 20 VI. ATTORNEYS’ FEES AND CO-LEAD PLAINTIFFS’ REIMBURSEMENT 21 AWARDS 22 To date, Co-Lead Counsel have not received any payment for their services in prosecuting 23 the Derivative Action. The fee requested by Co-Lead Counsel would compensate counsel for 24 their efforts in achieving the benefits for the Company described in detail in the Stipulation and 25 for their risk in undertaking this representation on a contingency basis. 26 As part of their papers in support of Settlement to be filed on or before June 27, 2019, 27 which is thirty-five (35) days in advance of the Settlement Hearing, Co-Lead Counsel intend to 28 apply to the Court for an award of fees in connection with the Derivative Action (the “Fee - 11 - LEAD CASE NO: 3:16-CV-05541-JST

1 Application”). Defendants and Wells Fargo agree that Co-Lead Counsel are entitled to an award 2 of reasonable attorneys’ fees, in an amount not to exceed $68 million. As part of the Fee 3 Application, Co-Lead Counsel will ask the Court to award attorneys’ fees in an amount not to 4 exceed $68 million. As part of the Fee Application, Co-Lead Counsel shall seek Reimbursement 5 Awards for Co-Lead Plaintiffs not to exceed more than $25,000 for each Co-Lead Plaintiff 6 reimbursing them for their time and costs relating to the prosecution of the Derivative Action, 7 (the “Reimbursement Awards”), which awards will be paid from Co-Lead Counsel’s attorneys’ 8 fees. As part of the Settlement Hearing, the Court will consider the Fee Application and any 9 objections thereto. The Settlement, however, is not conditioned on the Court granting the Fee 10 Application or awarding any particular amount of attorneys’ fees or Reimbursement Awards. 11 The Fee Application and information regarding the hearing to consider the Fee 12 Application will be made available once it is filed with the Court on or before June 27, 2019 at 13 http://www.wellsfargoderivativesettlement.com/ or by calling 1-888-334-6164. 14 VII. SETTLEMENT HEARING 15 The Court has scheduled the Settlement Hearing for August 1, 2019 at 2:00 p.m., Pacific 16 Standard Time, at the United States District Court for the Northern District of California, 450 17 Golden Gate Avenue, San Francisco, California 94102, to: (i) determine whether the Settlement 18 of the Derivative Action on the terms and conditions provided for in the Stipulation is fair, 19 reasonable and adequate to the Wells Fargo shareholders and to Wells Fargo and should be 20 approved by the Court; (ii) determine whether the Final Judgment and Order of Dismissal should 21 be entered in the Derivative Action pursuant to the Stipulation; (iii) determine whether Co-Lead 22 Counsel’s Fee Application and Co-Lead Plaintiffs’ Reimbursement Awards should be approved; 23 (iv) hear and address any objections to the Settlement; and (v) rule on such other matters as the 24 Court may deem appropriate. 25 The Court has reserved the right to adjourn the Settlement Hearing or any adjournment 26 thereof, without further notice of any kind to Wells Fargo shareholders. The Court also reserves 27 the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as 28 may be consented to by the parties to the Stipulation and without further notice to Wells Fargo - 12 - LEAD CASE NO: 3:16-CV-05541-JST

1 shareholders. 2 VIII. RIGHT TO APPEAR AND OBJECT 3 If you wish to object to any aspect of the Settlement, the Fee Application, the 4 Reimbursement Awards, or the Final Judgment and Order of Dismissal, you must provide in 5 writing your full name, appropriate proof of your Wells Fargo stock ownership as of the Record 6 Date, the basis for your objection, and your signature. You may not ask the Court to order a 7 larger settlement; the Court can only approve or deny the Settlement. You may also appear at the 8 Settlement Hearing, either in person or through your own attorney. If you appear through your 9 own attorney, you are responsible for paying that attorney. All written objections and supporting 10 papers must: (a) clearly identify the case name and number (In re Wells Fargo & Company 11 Shareholder Derivative Litigation, 3:16-cv-05541-JST (N.D. Cal.)); (b) be submitted to the Court 12 either by mailing them to the Clerk of the Court for the United States District Court for the 13 Northern District of California, 450 Golden Gate Avenue, Box 36060, San Francisco, CA 94102, 14 or by filing them in person at any location of the United States District Court for the Northern 15 District of California; and (c) be filed or postmarked on or before July 11, 2019, twenty-one (21) 16 calendar days prior to the Settlement Hearing. 17 Any Wells Fargo shareholder who fails to object in the manner described above shall be 18 deemed to have waived the right to object (including any right of appeal) and shall forever be 19 foreclosed from raising such objection to the fairness, reasonableness or adequacy of the 20 Settlement as incorporated in the Stipulation, to the award of attorneys’ fees to Co-Lead Counsel, 21 and to Co-Lead Plaintiffs’ Reimbursement Awards, unless otherwise ordered by the Court, but 22 shall otherwise be bound by the Preliminary Approval Order and the Final Judgment and Order of 23 Dismissal to be entered and the releases to be given. 24 IX. ORDER AND FINAL JUDGMENT OF THE COURT 25 If the Court determines that the Settlement is fair, reasonable and adequate, the Parties 26 will ask the Court to enter a Final Judgment and Order of Dismissal, which will, among other 27 things: 28 - 13 - LEAD CASE NO: 3:16-CV-05541-JST

1 1. Approve the Settlement as fair, reasonable and adequate to Wells Fargo and its 2 shareholders; 3 2. Grant Co-Lead Counsel’s Fee Application and Co-Lead Plaintiffs’ Reimbursement 4 Awards; 5 3. As of the Final Date, release and discharge the Released Parties from any and all 6 liability with respect to the Released Claims; and 7 4. As of the Final Date, permanently bar and enjoin the institution or prosecution 8 against the Released Parties of any action asserting or relating in any way to the Released Claims. 9 X. SCOPE OF THE NOTICE 10 This Notice contains only a summary of the Derivative Action and the terms of the 11 Stipulation. For a more detailed statement of the matters involved in the Derivative Action, 12 reference is made to the pleadings, to the Stipulation and to all other papers publicly filed in the 13 Derivative Action, which may be inspected by you or your attorney at the Office of the Clerk of 14 Court for the United States District Court for the Northern District of California, United States 15 Courthouse, 450 Golden Gate Avenue, San Francisco, California 94102, during regular business 16 hours of each business day. 17 Please visit http://www.wellsfargoderivativesettlement.com/, 18 https://www.wellsfargo.com/assets/pdf/about/investor-relations/sec-filings/2019/federal- 19 settlement-notice.pdf, or call 1-888-334-6164 if you wish to obtain a copy of the Stipulation and 20 other relevant documents. Should you have any other questions regarding the proposed 21 Settlement or the Derivative Action, please contact Co-Lead Counsel for Co-Lead Plaintiffs: 22 LIEFF CABRASER HEIMANN & SAXENA WHITE P.A. 23 BERNSTEIN, LLP Maya Saxena Richard M. Heimann Joseph E. White, III 24 Katherine C. Lubin Lester R. Hooker Michael K. Sheen 150 East Palmetto Park Road, Suite 600 25 275 Battery Street, 29th Floor Boca Raton, FL 33432 San Francisco, CA 94111-3339 26 27 PLEASE DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE. 28 - 14 - LEAD CASE NO: 3:16-CV-05541-JST

1 DATED: May 14, 2019 BY ORDER OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF 2 CALIFORNIA 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 - 15 - LEAD CASE NO: 3:16-CV-05541-JST